TRANSAMERICA AXIOMSM II

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement Dated February 17, 2015

to the

Prospectus dated May 1, 2014

Effective on or about February 17, 2015, the following subaccount will not be removed as a Designated Investment Option under the Retirement Income Max® Rider:

TA Vanguard ETF – Balanced – Service Class

Any reference to removing such subaccount as a Designated Investment Option in the February 2, 2015 supplement should be deleted and disregarded.

Effective on or about March 2, 2015, the following subaccount will be available as a Designated Investment Option under the Retirement Income Max® Rider:

TA Legg Mason Dynamic Allocation – Balanced – Service Class

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica AxiomSM II dated May 1, 2014